Short-term loan	12 Months Ended
Mar. 31, 2021
Disclosure of detailed information about borrowings [abstract]
Short-term loan [Text Block]

8. Short-term loan

The Company had a short-term loan with Large Scale to provide Burcon with an unsecured loan for up to $1.5 million (the "Loan").The Loan bore interest at 18% per annum on the amount drawn, and 3% per annum on the undrawn portion. The Loan provided the Lender with the right to offset any amount due to it under the Note against any obligations of the Lender to pay for subscription proceeds of any rights offering that Burcon may conduct.

In connection with the 2019 Rights Offering (note 9(a)), Large Scale exercised its right to offset the amounts due under the Loan against its obligations to pay for subscription proceeds under the 2019 Rights Offering. The offset was completed on June 25, 2019 for $1,436,629 against the principal amount. The balance of the principal amount of $63,371 and accrued interest of $107,173 was repaid to Large Scale in cash on June 28, 2019.